SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): September 24, 2003


                   Bear Stearns Asset Backed Funding II Inc.
                         Whole Auto Loan Trust 2003-1


                   BEAR STEARNS ASSET BACKED FUNDING II INC.
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                          333-107577                           22-3863780
-------------------------------------      ------------------       --------------------------------------
   (State or Other Jurisdiction of            (Commission              (I.R.S. Employer Identification
           Incorporation)                     File Number)                             No.)

                              383 Madison Avenue
                           New York, New York 10179
      ------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 272-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of Whole Auto Loan Trust 2003-1, Asset Backed Notes, attached as Exhibit 99.1 are certain materials prepared by Banc One Capital Markets, Inc. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BEAR STEARNS ASSET BACKED FUNDING II INC.



                                 By:  /s/ Brant Brooks
                                      ---------------------------------
                                      Name:   Brant Brooks
                                      Title:  Senior Vice President



Dated:  September 26, 2003

Exhibit Index
-------------

Exhibit                                                                    Page
-------                                                                    ----

99.1   Computational Materials.                                             6